SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):      January 11, 2002

RURAL CELLULAR CORPORATION
(Exact name of Registrant as Specified in its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)
0-27416	41-1693295
(Commission File Number)	(IRS Employer Identification No.)
3905 Dakota Street S.W., Alexandria, Minnesota	56308
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code	(320) 762-2000

Former Name or Former Address, if Changed Since Last Report

Item 5.  Other Events.

On January 14, 2002, the Company issued the press release attached to this report as Exhibit 99.  The press release is incorporated into this report by reference.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99            Press Release dated January 14, 2002

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 14, 2002

RURAL CELLULAR CORPORATION
(Registrant)

By:	/s/ Richard P. Ekstrand
Richard P. Ekstrand
President and Chief Executive Officer